UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2010

VICAL INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	000-21088	93-0948554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10390 Pacific Center Court San Diego, California	92121-4340
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 646-1100

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2010, the Amended and Restated Stock Incentive Plan of Vical Incorporated (the “Company”) was amended to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000 shares and to increase the maximum number of shares subject to stock option awards that may be granted in a particular year to any employee for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, to 1,300,000 shares.

The foregoing description of the amendment to the Amended and Restated Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated Stock Incentive Plan attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 25, 2010, the Company amended its Amended and Restated Bylaws to allow the Board of Directors of the Company, or any committee thereof, to take action by electronic transmission.

The foregoing description of the amendment to the Company’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s 2010 Annual Meeting of Stockholders held on May 25, 2010, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

•

The Company’s stockholders elected each of the two directors proposed by the Company for re-election to serve until the Company’s 2013 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non- Votes
Robert H. Campbell	21,942,900	511,726	21,287,435
Gary A. Lyons	21,797,628	656,998	21,287,435

•

The Company’s stockholders approved the amendments to the Company’s Amended and Restated Stock Incentive Plan described in Item 5.02 above. The tabulation of votes on this matter was as follows: shares voted for: 20,404,236; shares voted against: 1,958,803; shares abstaining: 91,587; and broker non-votes: 21,287,435.

•

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of stock and the number of authorized shares of common stock to 165,000,000 and 160,000,000, respectively. The tabulation of votes on this matter was as follows: shares voted for: 31,268,008; shares voted against: 12,228,003; and shares abstaining: 246,050.

•

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010. The tabulation of votes on this matter was as follows: shares voted for: 43,482,193; shares voted against: 179,264; and shares abstaining: 80,604.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan.

99.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: May 28, 2010	By:	/s/ JILL M. BROADFOOT
Jill M. Broadfoot
Senior Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan.

99.2	Amended and Restated Bylaws.